Label	Element	Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	FIDELITY PHILLIPS STREET TRUST
Prospectus Date	rr_ProspectusDate	Jan. 29, 2015
Retail | Fidelity U.S. Government Reserves
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	fpst_SupplementTextBlock	Supplement to the
Fidelity® Cash Reserves and Fidelity U.S. Government Reserves
January 29, 2015
Prospectus

At a special shareholder meeting of Fidelity U.S. Government Reserves, shareholders approved a proposal to merge Fidelity U.S. Government Reserves into Fidelity Government Money Market Fund. The Reorganization is expected to take place in the fourth quarter of 2015.

At a special shareholder meeting of Fidelity Cash Reserves, shareholders approved a proposal to modify the fund's fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry. This change will enable the fund to operate as a government money market fund. The fund will implement other changes necessary to operate as a government money market fund, including (i) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully and (ii) changing its name to "Fidelity Government Cash Reserves." The modification to the fund's fundamental concentration policy and the fund's transition to a government money market fund are expected to become effective in the fourth quarter of 2015.